Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and contingencies.
Commitments and contingencies

13. Commitments and contingencies

(a)
Operating lease commitments

        The Group has entered into operating lease arrangements relating to the use of certain office premises and internet data centers. Rental expenses under operating leases for 2011, 2012 and 2013 were $1,986,464, $2,149,379 and $ 2,689,618, respectively.

        As of December 31, 2013, total future minimum lease payments under non-cancelable operating leases agreements are as follows,

	RMB	USD
2014	11,212,168	1,811,453
2015	5,435,489	878,165

	16,647,657	2,689,618

(b)
Contractual commitment

        In May 2013, the Group entered into a land pre-development cooperation agreement with respect to the intention to purchase land use rights in Songjiang District, Shanghai for a total consideration of RMB8.8 million (US$1.5 million). A prepayment of RMB4.4 million (US$0.7 million) was paid in June 2013. In August 2013, the Group entered into a letter of intention to purchase a building in the same area for a total consideration of RMB46.6 million (US$7.7 million). A prepayment of RMB14.0 million (US$2.3 million) was paid as of December 31, 2013. The execution of a definite land use rights and building purchase agreement and payment of the remaining consideration are contingent upon relevant PRC government authorities' approval. The prepayments of RMB18.4 million (US$3.0 million) are refundable if we fail to obtain the land use rights and the building.

(c)
Contingencies

        The Group is subject to periodic legal or administrative proceedings in the ordinary course of our business. Currently, the Group does not have any significant pending legal or administrative proceedings to which the Group is a party and the Group believes that none of the existing proceedings will have a material effect on the Company's cash flows, operating results, or financial condition.